SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

January 29, 2003
Date of Report (Date of earliest event reported)

MEADWESTVACO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31215	31-1797999
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

One High Ridge Park, Stamford, Connecticut 06905
(Address of principal executive offices)

(203) 461-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
Exhibit 99	Press release dated January 29, 2003.

ITEM 9. REGULATION FD DISCLOSURE

Attached hereto as an exhibit which is incorporated herein by reference is the registrant's press release dated January 29, 2003.

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933.  Additionally, the submission of this Report of Form 8-K is not an admission as to the materiality of any information in the report that is required to be disclosed solely by regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 29, 2003

MEADWESTVACO CORPORATION

By: /s/ Karen R. Osar

Karen R. Osar
Senior Vice-President and
Chief Financial Officer